Exhibit 10.1

FIRST AMENDMENT TO LOAN DOCUMENTS

This First Amendment to Loan Documents (this “Amendment”) is entered into as of November 13, 2025 (the “First Amendment Effective Date”), by and among AVENUE CAPITAL MANAGEMENT II, L.P., a Delaware limited partnership (“Agent”), AVENUE VENTURE OPPORTUNITIES FUND, L.P., a Delaware limited partnership (“Avenue”), AVENUE VENTURE OPPORTUNITIES FUND II, L.P., a Delaware limited partnership (“Avenue 2”; together with Avenue, each “Lender” and, collectively, “Lenders”) and CYTOSORBENTS CORPORATION, a Delaware corporation (“Borrower”).

RECITALS

Agent, Lenders and Borrower are parties to those certain Loan Documents dated as of June 28, 2024, including that certain Loan and Security Agreement (as amended from time to time, the “Loan Agreement”) and Supplement to Loan and Security Agreement (as amended from time to time, the “Supplement”; and the together with the Agreement, the “Loan Documents”). The parties desire to amend the Loan Documents in accordance with the terms of this Amendment. Capitalized terms used but not defined herein have the meaning assigned to such terms in the Loan Agreement or Supplement, as the case may be.

NOW, THEREFORE, the parties agree as follows:

1.The following terms and their respective definitions are hereby either amended and restated, or if applicable added, in their entirety to Article 11 of the Loan Agreement as follows:

“Cash Burn” means, for any Testing Period, Borrower’s cash flow from operations and capital expenditures, in each case as determined in accordance with GAAP; provided, that for purposes of this definition, there shall be excluded any one-time, non-recurring cash outflows directly attributable to restructuring activities, in each case based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Agent with such approval not to be unreasonably withheld.

“FDA Marketing Approval” means the FDA (as defined in the Supplement) has issued to Borrower a final written marketing approval (including, without limitation, a marketing approval letter) permitting the commercial marketing and sale in the United States of the Borrower’s DrugSorb-ATR device for its intended indication, which approval (a) is not subject to any pending appeal, reconsideration, or material condition, limitation, or restriction (other than customary post-marketing requirements, including any potential post-market clinical studies) and (b) has not been withdrawn, suspended, or rescinded, all based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Agent with such approval not to be unreasonably withheld.

“FDA Marketing Approval Date” means the first date on which Borrower receives FDA Marketing Approval and delivers to Agent written evidence thereof, in form and content reasonably acceptable to, and reviewed and approved by Agent with such approval not to be unreasonably withheld.

2.The following terms and their respective definitions are hereby either amended and restated, or if applicable added, in their entirety to Part 1 of the Supplement as follows:

“Commitment” means, subject to the terms and conditions set forth in the Loan and Security Agreement and this Supplement, Lenders’ commitment to make Growth Capital Loans to Borrower up to an aggregate original principal amount of Twenty Million Dollars ($20,000,000), with Four Million Five Hundred Thousand Dollars ($4,500,000) funded by Avenue and Ten Million Five Hundred Thousand Dollars ($10,500,000) funded by Avenue 2 on the Closing Date (“Tranche 1”), Seven Hundred Fifty Thousand Dollars ($750,000) funded by Avenue and One Million Seven Hundred Fifty Thousand Dollars ($1,750,000) funded by Avenue 2 in November 2025 (“Tranche 2A”), and up to Two Million Five Hundred Thousand Dollars ($2,500,000) available from January 1, 2026 through and including December 31, 2026, and subject to Borrower’s achievement of FDA Marketing Approval and the conditions in Section 1 of Part 2 (“Tranche 2B”).

“Interest-only Milestone” means Borrower has achieved FDA Marketing Approval, based upon written evidence thereof provided to, and in form and content reasonably acceptable to, and reviewed and approved by Agent with such approval not to be unreasonably withheld.

“Interest-only Period” means the period commencing on the Closing Date and continuing until December 31, 2026; provided, however, that such period shall be extended for six (6) months if as of the last day of the Interest-only Period then in effect Borrower has achieved the Interest-only Milestone; provided, further, that the Interest-only Period shall not exceed thirty-six (36) months; provided, further, however, that no extension of the Interest-only Period shall be available if as of the last day of the Interest only Period then in effect an Event of Default shall have occurred and be continuing.

“Maturity Date” means July 1, 2027.

“Testing Period” means, for purposes of calculating Cash Burn, for (i) the reporting period ending March 31, 2026, the trailing three (3)-month period ending on such day, (ii) the reporting period ending April 30, 2026, the trailing four (4)-month period ending on such day, (iii) the reporting period ending May 31, 2026, the trailing five (5)-month period ending on such day and (iv) each monthly reporting period thereafter, the trailing six (6)-month period ending on the last day of each such calendar month.

3.New Section 5.13 hereby is added to the Loan Agreement to read as follows:

“5.13 Cash Burn. Borrower shall achieve Cash Burn for each Testing Period, as tested on a monthly basis beginning with the Testing Period ending March 31, 2026 and ending on the FDA Marketing Approval Date, of no more than Two Million Dollars ($2,000,000.00).”

4.The following defined term is hereby deleted from Part 1 of the Supplement and wherever it may appear in the Loan Documents: “Tranche 2 Availability Milestone”.

5.Section 1 of Part 2 of the Supplement hereby is amended and restated in its entirety to read as follows:

“1.Additional Condition(s) Precedent Regarding Growth Capital Loan Commitments.

In addition to the satisfaction of all of the other applicable conditions precedent specified in Sections 4.1 and 4.2 of the Loan and Security Agreement and this Supplement, each Lender’s obligation to fund Tranche 2A and Tranche 2B of its Commitment of Growth Capital Loans is subject to receipt by Lender of evidence that the following conditions precedent have been satisfied, as determined by Lender in its sole discretion:

(i)	with respect to Tranche 2B only, Borrower has achieved FDA

Marketing Approval; and

(ii)	no Event of Default shall have occurred and be continuing.

Subject to satisfaction of the conditions precedent specified in Sections 4.1 and Section 4.2 of the Loan and Security Agreement and this Supplement, each Lender agrees to make Growth Capital Loans to Borrower under Lender’s Commitment from time to time from and after the Closing Date up to and including the Termination Date in an aggregate, original principal amount up to, but not exceeding, then then-unfunded portion of such Lender’s Commitment.”

6.Exhibit C to the Supplement hereby is replaced in its entirety with Exhibit C attached hereto.

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7.No course of dealing on the part of Agent or any Lender, nor any failure or delay in the exercise of any right by Agent or any Lender, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Agent or any Lender’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Agent or any Lender thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Agent or Lender.

8.Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Loan Documents (as defined in the Agreement). The Loan Documents, as amended hereby, shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Agent or any Lender under the Loan Documents, as in effect prior to the date hereof.

9.As a condition to the effectiveness of this Amendment, Agent shall have received, in form and substance reasonably satisfactory to Agent, the following:

(a)this Amendment, duly executed by Borrower;

(b)a duly executed Warrant1 issued by CytoSorbents Corporation to each Lender;

(c)all reasonable Agent and Lender expenses incurred through the date of this Amendment; and

(d)such other documents, and completion of such other matters, as Agent may reasonably deem necessary or appropriate.

10.This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

[Balance of Page Intentionally Left Blank]

1 NTD: Form of Warrant was circulated on 11/9 with the initial draft of this Amendment.

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

BORROWER:

CYTOSORBENTS CORPORATION

By:
Name:	Phillip P. Chan, MD, Ph.D.
Title:	Chief Executive Officer

CYTOSORBENTS MEDICAL, INC.

By:
Name:	Phillip P. Chan, MD, Ph.D.
Title:	Chief Executive Officer

AGENT:

AVENUE CAPITAL MANAGEMENT II, L.P.

By: Avenue Capital Management II GenPar, LLC
Its: General Partner

By:
Name:	Sonia Gardner
Title:	Member

LENDERS:

AVENUE VENTURE OPPORTUNITIES FUND, L.P.

By: Avenue Venture Opportunities Partners, LLC
Its: General Partner

By:
Name:	Sonia Gardner
Title:	Authorized Signatory

AVENUE VENTURE OPPORTUNITIES FUND II,
L.P.

By: Avenue Venture Opportunities Partners II, LLC
Its: General Partner

By:
Name:	Sonia Gardner
Title:	Authorized Signatory

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EXHIBIT C

FORM OF COMPLIANCE CERTIFICATE

Avenue Venture Opportunities Fund, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Avenue Venture Opportunities Fund II, L.P.

11 West 42nd Street, 9th Floor

New York, New York 10036

Re:CYTOSORBENTS CORPORATION; CYTOSORBENTS MEDICAL INC.

Ladies and Gentlemen:

Reference is made to the Loan and Security Agreement, dated as of June 28, 2024 (as the same has been and may be supplemented, amended and modified from time to time, the “Loan Agreement,” the capitalized terms used herein as defined therein), among Avenue Capital Management II, L.P. (“Agent”), as administrative agent and collateral agent (in such capacity, “Agent”), Avenue Venture Opportunities Fund, L.P., as a lender (“Avenue”), Avenue Venture Opportunities Fund II, L.P. (“Avenue 2” and together with Avenue, collectively, “Lenders”, and each a “Lender”), and CytoSorbents Corporation and CytoSorbents Medical Inc. (jointly and severally, individually and collectively, “Borrower”).

The undersigned authorized representative of Borrower hereby certifies in such capacity that in accordance with the terms and conditions of the Loan Agreement, (i) no Default or Event of Default has occurred and is continuing, except as noted below, and (ii) Borrower is in compliance for the financial reporting period ending                                          with all required financial reporting under the Loan Agreement, except as noted below. Attached herewith are the required documents supporting the foregoing certification. The undersigned authorized representative of Borrower further certifies in such capacity that: (a) the accompanying financial statements have been prepared in accordance with GAAP throughout the periods indicated; and (b) the financial statements fairly present in all material respects the financial condition and operating results of Borrower and its Subsidiaries, if any, as of the dates, and for the periods, indicated therein, subject to the absence of footnotes and normal year-end audit adjustments (in the case of interim monthly financial statements), except as explained below.

Please provide the following requested information and

indicate compliance status by circling (or otherwise indicating) Yes/No under “Included/Complies”:

REPORTING REQUIREMENT	REQUIRED	INCLUDED/COMPLIES

Balance Sheet, Income Statement & Cash Flow Statement (as applicable)	Monthly, within 30 days	YES / NO / N/A

Operating Budgets, 409(A) Valuations	As modified	YES / NO / N/A

Annual Financial Statements	Annually, within 90 day of fiscal year-end	YES / NO / N/A

Board Packages	As modified	YES / NO / N/A

Date of most recent Board-approved budget/plan

Any change in budget/plan since version most recently
delivered to Agent	YES / NO / N/A
If Yes, please attach

Date of most recent capitalization table:

Any changes in capitalization table since version most recently delivered to Agent?:	YES / NO / N/A
If Yes, please attach a copy of latest capitalization table

EQUITY & CONVERTIBLE NOTE FINANCINGS

Please provide the following information (if applicable) regarding Borrower’s most-recent equity and/or convertible note financing each time this Certificate is delivered to Agent

Date of Last Round Raised:
Has there been any new financing since the last Compliance Certificate submitted?	YES / NO
If “YES” please attach a copy of the Capitalization Table

Date Closed: Series: Per Share Price: $
Amount Raised: Post Money Valuation:

Any stock splits since date of last report?	YES / NO
If yes, please provide any information on stock splits which would affect valuation:

Any dividends since date of last report?	YES / NO
If yes, please provide any information on dividends which would affect valuation:

Any unusual terms? (i.e., Anti-dilution, multiple preference, etc.)	YES / NO
If yes, please explain:

ACCOUNT CONTROL AGREEMENTS

Pursuant to Section 6.11 of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it maintains only those deposit and investment accounts set forth below; and (ii) to the extent required by Section 6.11 of the Loan Agreement, a control agreement has been executed and delivered to Agent with respect to each such account [Note: If Borrower has established any new account(s) since the date of the last compliance certificate, please so indicate].

Deposit Accounts4

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	[ ]	[ ]	YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

4 Company: Please complete with existing accounts.

Investment Accounts

	Name of Institution	Account Number	Control Agt. In place?	Complies	New Account

1.)	None		YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

AGREEMENTS WITH PERSONS IN POSSESSION OF TANGIBLE COLLATERAL

Pursuant to Section 5.9(e) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, tangible Collateral is located at the addresses set forth below; and (ii) to the extent required by Section 5.9(e) of the Loan Agreement, a Waiver has been executed and delivered to Agent, or such Waiver has been waived by Agent, [Note: If Borrower has located Collateral at any new location since the date of the last compliance certificate, please so indicate].

	Location of Collateral	Value of Collateral at such Locations	Waiver In place?	Complies?	New Location?

1.)		$	YES / NO	YES / NO	YES / NO

2.)		$	YES / NO	YES / NO	YES / NO

3.)		$	YES / NO	YES / NO	YES / NO

4.)		$	YES / NO	YES / NO	YES / NO

SUBSIDIARIES AND OTHER PERSONS

Pursuant to Section 6.14(a) of the Loan Agreement, Borrower represents and warrants that: (i) as of the date hereof, it has directly or indirectly acquired or created, or it intends to directly or indirectly acquire or create, each Subsidiary or other Person described below; and (ii) such Subsidiary or Person has been made a co-borrower under the Loan Agreement or a guarantor of the Obligations [Note: If Borrower has acquired or created any Subsidiary since the date of the last compliance certificate, please so indicate].

	Name:	Jurisdiction of formation or organization:[5]	Co-borrower or guarantor?	Complies?	New Subsidiary or Person?

1.)			YES / NO	YES / NO	YES / NO

2.)			YES / NO	YES / NO	YES / NO

3.)			YES / NO	YES / NO	YES / NO

4.)			YES / NO	YES / NO	YES / NO

5 Under the “Explanations” heading (see below) please include a description of such Subsidiary’s or Person’s fully diluted capitalization and Borrower’s purpose for its acquisition or creation of such Subsidiary if such information has not been previously furnished to Agent.

FINANCIAL COVENANT – LTM PRODUCT REVENUE

Required:

Each Month Ending on or During the Following Periods:	LTM Product Revenue
June 30, 2024 – December 31, 2024	$31,000,000
January 31, 2025 – December 31, 2025	$31,000,000
January 31, 2026 and thereafter	$33,000,000

Actual: $

FINANCIAL COVENANT – CASH BURN*

Required: Borrower shall achieve Cash Burn for each Testing Period, as tested on a monthly basis beginning with the Testing Period ending March 31, 2026, of no more than Two Million Dollars ($2,000,000.00).

Actual: $

*Cash Burn tested only until FDA Marketing Approval Date.

EXPLANATIONS

[Remainder of this page intentionally left blank; signature page follows]

[Signature page to Compliance Certificate]

Very truly yours,

CYTOSORBENTS CORPORATION

By:
Name:	Phillip P. Chan, MD, Ph.D.
Title:	Chief Executive Officer